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Exhibit 10.220

POWER OF ATTORNEY

        This Power of Attorney is executed and delivered by PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation, PROSPECT MEDICAL SYSTEMS, INC., a Delaware corporation, SIERRA MEDICAL MANAGEMENT, INC., a Delaware corporation, PINNACLE HEALTH RESOURCES, a California corporation, PROSPECT MEDICAL GROUP, INC., a California professional corporation, SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION, a California professional corporation, SANTA ANA/TUSTIN PHYSICIANS GROUP, INC., a California professional corporation, PEGASUS MEDICAL GROUP, INC., a California professional corporation, ANTELOPE VALLEY MEDICAL ASSOCIATES, INC., a California professional corporation, NUESTRA FAMILIA MEDICAL GROUP, INC., a California professional corporation, PROSPECT HEALTH SOURCE MEDICAL GROUP, INC., a California professional corporation, PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC., a California professional corporation, PROSPECT NWOC MEDICAL GROUP, INC., a California professional corporation, APAC MEDICAL GROUP, INC., a California professional corporation, and STARCARE MEDICAL GROUP, INC., a California professional corporation (each a "Grantor" and collectively, "Grantors") to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (hereinafter referred to as "Attorney"), as Lender, under that certain Loan and Security Agreement, dated as of September 27, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), and other related documents (collectively, together with the Loan Agreement, as amended, restated, supplemented or otherwise modified from time to time, the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from any Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and each Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by any Grantor without Attorney's written consent.

        Each Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as such Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Attorney's discretion to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable accomplish the purposes of the Loan Documents, without limiting the generality of the foregoing, each Grantor hereby grants to Attorney the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, and at any time, to do the following:

          (a)   change the mailing address of such Grantor, open a post office box on behalf of such Grantor, open mail for such Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of such Grantor;

          (b)   effect any repairs to any asset of such Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies;

          (c)   pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against such Grantor or its property;

          (d)   defend any suit, action or proceeding brought against such Grantor if such Grantor does not defend such suit, action or proceeding or if Attorney believes that such Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;

          (e)   file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to such Grantor whenever payable and to enforce any other right in respect of such Grantor's property;

          (f)    cause the certified public accountants then engaged by such Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory;

          (g)   communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of such Grantor in and under the contracts and other matters relating thereto;

          (h)   to file such financing statements with respect to the Loan Agreement, with or without such Grantor's signature, or to file a photocopy of the Loan Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in such Grantor's name such financing statements and amendments thereto and continuation statements which may require the such Grantor's signature; and

          (i)    execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral (as defined in the Loan Agreement) and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of such Grantor for all purposes, and to do, at Attorney's option and such Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon such Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as such Grantor might do.

        Each Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

[Signature Page Follows]

        IN WITNESS WHEREOF, this Power of Attorney is executed by Grantors, and each Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this             day of September, 2004.

PROSPECT MEDICAL HOLDINGS, INC.
PROSPECT MEDICAL SYSTEMS, INC.
PINNACLE HEALTH RESOURCES
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.

Title:	Chief Executive Officer

SIERRA MEDICAL MANAGEMENT, INC.
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.

Title:	Chief Executive Officer

SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.

Title:	Chief Executive Officer

NUESTRA FAMILIA MEDICAL GROUP, INC.
By:	/s/ R. STEWART KAHN
Name:	R. Stewart Kahn

Title:	Vice President

PROSPECT MEDICAL GROUP, INC.
SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.
PEGASUS MEDICAL GROUP, INC.
ANTELOPE VALLEY MEDICAL ASSOCIATES, INC.
PROSPECT HEALTH SOURCE MEDICAL GROUP, INC.
PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC.
PROSPECT NWOC MEDICAL GROUP, INC.
APAC MEDICAL GROUP, INC.
STARCARE MEDICAL GROUP, INC.
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.

Title:	Chief Executive Officer

NOTARY PUBLIC CERTIFICATE

        On this 27 day of September 2004,                                                  who is personally known to me appeared before me in his/her capacity as the                        of PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation, PROSPECT MEDICAL SYSTEMS, INC., a Delaware corporation, SIERRA MEDICAL MANAGEMENT, INC., a Delaware corporation, PINNACLE HEALTH RESOURCES, a California corporation, PROSPECT MEDICAL GROUP, INC., a California professional corporation, SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION, a California professional corporation, SANTA ANA/TUSTIN PHYSICIANS GROUP, INC., a California professional corporation, PEGASUS MEDICAL GROUP, INC., a California professional corporation, ANTELOPE VALLEY MEDICAL ASSOCIATES, INC., a California professional corporation, NUESTRA FAMILIA MEDICAL GROUP, INC., a California professional corporation, PROSPECT HEALTH SOURCE MEDICAL GROUP, INC., a California professional corporation, PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC., a California professional corporation, PROSPECT NWOC MEDICAL GROUP, INC., a California professional corporation, APAC MEDICAL GROUP, INC., a California professional corporation, and STARCARE MEDICAL GROUP, INC. (each "Grantor" and collectively "Grantors") and executed on behalf of each Grantor the Power of Attorney in favor of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, to which this Certificate is attached.

Notary Public

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  Exhibit 10.220
POWER OF ATTORNEY
NOTARY PUBLIC CERTIFICATE